UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2012

SGS International, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 333-133825

Delaware	20-3939981
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

626 West Main Street

Suite 500

Louisville, Kentucky 40202

(Address of principal executive offices, including zip code)

(502) 637-5443

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 11, 2012, SGS International, Inc. (the “Company”) issued a press release announcing that it has commenced a cash tender offer and consent solicitation for any and all of its $159,500,000 aggregate principal amount of 12% Senior Subordinated Notes due 2013 (CUSIP No. 784216AB9). A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, issued by the Company, dated September 11, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SGS International, Inc.

	By:	/s/ Benjamin F. Harmon, IV
Date: September 12, 2012		Benjamin F. Harmon, IV
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

EX 99.1	Press Release, issued by the Company, dated September 11, 2012.